STOCK PURCHASE AND EXCHANGE AGREEMENT

         THIS STOCK PURCHASE AND EXCHANGE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into this 29th day of September, 1998, by and among Perfection Development Corporation, a Colorado corporation (hereinafter referred to as the "Company"), and Scott M. Thornock and C. Edward Venerable (hereinafter referred to, individually, as a "Guarantor" and, collectively, as the "Guarantors"), on the one hand, and Vertica Software, Inc., a California corporation (hereinafter referred to as "Vertica"), and Hans Nehme (hereinafter referred to as the "Purchaser"), on the other hand.


                                    RECITALS:

         WHEREAS, the Company desires to issue, sell and deliver to the Purchaser, and the Purchaser desires to purchase, acquire and receive from the Company, an aggregate of 9,200,000 authorized and unissued shares (hereinafter referred to as the "Shares") of common stock, $.0001 par value per share (hereinafter referred to as the "Perfection Common Stock"), of the Company in consideration of the exchange therefor of all 4,930,000 issued and outstanding shares of common stock, no par value per share (hereinafter referred to as the "Vertica Common Shares"), of Vertica which are owned by the Purchaser, on the terms and subject to the conditions set forth herein;

         WHEREAS, the Guarantors, who own an aggregate of 1,040,000 shares of Perfection Common Stock, desire to sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser desire to purchase, acquire and receive from the Guarantors, a total of 480,000 restricted shares of Perfection Common Stock which are owned by the Guarantors, in consideration of the sum of $25,000 in cash paid therefor by the Purchaser to the Guarantors, on the terms and subject to the conditions set forth herein;

         WHEREAS, the Purchaser desires to pay finder's fees in the total amount of $50,000 to Summit Financial Relations, Inc., and Columbine Financial Solutions, Inc. (hereinafter referred to, individually, as a "Finder" and, collectively, as the "Finders") in connection with the transactions contemplated by this Agreement;

         WHEREAS, the Guarantors, who own an aggregate of 1,040,000 shares of Perfection Common Stock, constituting approximately 80% of the issued and outstanding shares of Perfection Common Stock as of the date hereof, and who constitute both of the current officers and directors of the Company, desire that the transactions contemplated hereby be consummated; and

         WHEREAS, the parties hereto intend that the issuance and sale of the Shares of Perfection Common Stock in exchange for all of the Vertica Common Shares shall qualify as a "tax-free" reorganization as contemplated by the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, agreements, representations and warranties contained herein, the parties hereto agree as follows:

                                    ARTICLE 1
                   ISSUANCE AND/OR SALE AND PURCHASE OF SHARES

         1.1 Issuance and Sale of Shares of Perfection Common Stock by Company to Purchaser in Exchange for Vertica Common Shares. At the Closing, as defined and to be held in accordance with the provisions of Article 2 below, the Company agrees to issue, sell and deliver a total of 9,200,000 Shares of Perfection Common Stock to the Purchaser and the Purchaser agrees to purchase, acquire and receive said aggregate number of Shares of Perfection Common Stock from the Company. In consideration for the issuance and sale of said 9,200,000 Shares of Perfection Common Stock to the Purchaser pursuant to the provisions of this Agreement, and as payment in full of the purchase price for the said Shares of Perfection Common Stock to be issued and sold to, and purchased and acquired by, him pursuant to the provisions of this Agreement, at the Closing the Purchaser shall sell, assign, transfer, convey and deliver to the Company the stock certificate, duly executed, endorsed and/or authenticated for transfer to the Company, evidencing 4,930,000 Vertica Common Shares owned of record and beneficially by him.

         1.2 Sale of Shares of Perfection Common Stock by Guarantors to Purchaser for $25,000 in Cash. At the Closing, the Guarantors, severally and not jointly, agree to sell, assign, transfer, convey and deliver a total of 480,000 restricted shares of Perfection Common Stock owned of record and beneficially by them to the Purchaser and the Purchaser agrees to purchase, acquire and receive said aggregate number of restricted shares of Perfection Common Stock from the Guarantors. In consideration for the sale, assignment, transfer and conveyance of said 480,000 restricted shares of Perfection Common Stock owned of record and beneficially by the Guarantors to the Purchaser pursuant to the provisions of this Agreement, and as payment in full of the purchase price for the said restricted shares of Perfection Common Stock owned of record and beneficially by the Guarantors to be sold, assigned, transferred and conveyed to, and purchased and acquired by, the Purchaser pursuant to the provisions of this Agreement, at the Closing the Purchaser shall pay the total sum of $25,000 in cash to the Guarantors.


                                    ARTICLE 2
                                     CLOSING

         The consummation of the issuance and sale to and purchase and acquisition by the Purchaser of 9,200,000 Shares of Perfection Common Stock and the sale, assignment, transfer and conveyance to and purchase and acquisition by the Purchaser of 480,000 restricted shares of Perfection Common Stock owned of record and beneficially by the Guarantors (hereinafter referred to as the "Closing") shall occur at the offices of Cudd & Associates, 1120 Lincoln Street, Suite #1310, Denver, Colorado 80203, at 2:00 p.m., Mountain Daylight Time, on October 2, 1998, or at such other place and/or on such other date not later than October 30, 1998, as the parties may agree upon in writing (hereinafter referred to as the "Closing Date"). If the Closing fails to occur by October 2, 1998, or by such later date to which the Closing may be extended as provided hereinabove, then this Agreement shall automatically terminate, all parties shall pay their own expenses incurred in connection herewith and no party hereto shall have any further obligations hereunder; provided, however, that no such termination shall constitute a waiver by any party or parties which is not in default of any of his, its or their respective representations, warranties or covenants herein, of any rights or remedies he, it or they might have at law if any other party or parties are in default of any of his, its or their respective representations, warranties or covenants under this Agreement.

         At or prior to the Closing, as conditions thereto,

         (a) The  Company  shall  deliver,  or  cause  to be  delivered,  to the
Purchaser:

                  (i) A newly-issued stock certificate representing 9,200,000 Shares of Perfection Common Stock which are being purchased and acquired for the account of the Purchaser, in form and substance reasonably satisfactory to the Purchaser and his counsel.

                  (ii) The certified resolutions of the Company's Board of Directors specified in Section 7.3 (a) below.

                  (iii) The certificate of the Company and the Guarantors specified in Section 7.3 (b) and (c) below.

                  (iv) The opinion letter of the Company's  counsel specified in
Section 7.3 (d) below substantially in the form attached hereto as Exhibit B and incorporated herein by this reference.

                  (v) The letters of resignation of the current directors of the Company specified in Section 7.3 (e) below.

         (b) The Purchaser shall deliver to the Company:

                  (i) The stock certificate(s) evidencing 4,930,000 Vertica Common Shares owned of record and beneficially by the Purchaser which are being sold, assigned, transferred and conveyed to the Company, duly executed, endorsed and/or authenticated for transfer to the Company.

                  (ii)  The   certificate(s)   of  Vertica  and  the  Purchasers
specified in Section 7.4 (a) and (b) below.

                  (iii) The opinion letter of counsel to the Purchaser specified in Section 7.4 (c) below substantially in the form attached hereto as Exhibit C and incorporated herein by this reference.

         (c) The Purchaser shall deliver, or cause to be delivered, to the Guarantors a cashier's check in the amount of $75,000 payable to the order of Patricia Cudd, Attorney at Law, COLTAF Trust Account.

         (d) The Guarantors shall deliver, or cause to be delivered, to the Purchaser stock certificates evidencing such number of restricted shares of Perfection Common Stock owned of record and beneficially by each Guarantor as set forth opposite his respective name on Exhibit D which are being sold, assigned, transferred and conveyed to the Purchaser, duly executed, endorsed and/or authenticated for transfer to the Purchaser.


                                    ARTICLE 3
        REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE GUARANTORS


         The Company and the individual Guarantors hereby jointly and severally represent and warrant to Vertica and the Purchaser as follows (it being acknowledged that Vertica and the Purchaser are entering into this Agreement in material reliance upon each of the following representations and warranties, and that the truth and accuracy of each of which constitutes a condition precedent to the obligations of Vertica and the Purchaser hereunder):

         3.1 Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon the Company. The Company has all requisite corporate power and authority to conduct its business as now being conducted and to own the personal property which it now owns. The Articles of Incorporation of the Company, as amended to date, certified by the Secretary of State of Colorado, and the Bylaws of the Company, certified by the President and the Secretary of the Company, which have been delivered to the Purchaser prior to the execution hereof, are true and complete copies thereof as in effect as of the date of this Agreement.

         3.2 Authorization.

                  (a) The Company has full power, legal capacity and authority to enter into this Agreement and all attendant documents and instruments necessary to consummate the transactions herein contemplated; to issue, sell and deliver the Shares of Perfection Common Stock to the Purchaser; and to perform all of the obligations to be performed by the Company hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith by the Company have been effectively authorized by all necessary action, corporate or otherwise, on the part of the Company, which authorizations remain in full force and effect and have been duly executed and delivered by the Company and/or each of the Guarantors, and no other corporate proceedings on the part of the Company are required to authorize the execution and delivery of this Agreement, such other agreements, documents and instruments and the transactions contemplated hereby. This Agreement and such other agreements, documents and instruments have been duly executed and delivered by the Company and/or each of the Guarantors; constitute the legal, valid and binding obligation of the Company and each of the Guarantors; and are enforceable with respect to the Company and each of the Guarantors in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, the consummation by the Company of any of the transactions contemplated hereby nor the compliance by the Company with any of the provisions hereof will (i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of the Company's charter documents) to which the Company is a party or by which the Company or any of the assets or properties of the Company may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to the Company or any of the assets or properties of the Company. To the best knowledge of the Company and the Guarantors, no authorization, consent or approval of any public body or authority is necessary for the consummation by the Company of the transactions contemplated by this Agreement.

         (b) Each of the Guarantors has full power, legal capacity and authority to enter into this Agreement and all attendant documents and instruments necessary to consummate the transactions herein contemplated; to sell, assign, transfer, convey and deliver a total of 480,000 restricted shares of Perfection Common Stock owned of record and beneficially by them to the Purchaser; and to perform all of the obligations to be performed by them hereunder. All agreements, documents and instruments to be executed in connection herewith by the Guarantors have been duly executed and delivered by the Guarantors. This Agreement has been duly executed and delivered by each of the Guarantors, constitutes the legal, valid and binding obligation of each of the Guarantors and is enforceable with respect to each of the Guarantors in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement nor the consummation by the Guarantors of any of the transactions contemplated hereby, or compliance by the Guarantors with any of the provisions hereof, will (i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of the Company's charter documents) to which either of the Guarantors are parties or by which either of the Guarantors or any of the assets or properties of the Guarantors may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to either of the Guarantors or any of the assets or properties of either of the Guarantors. To the best knowledge of the Guarantors, no authorization, consent or approval of any public body or authority is necessary for the consummation by the Guarantors of the transactions contemplated by this Agreement.

         3.3 Ownership of the Company. The Guarantors together own 1,040,000 shares of Perfection Common Stock, constituting 80% of the issued and outstanding shares of capital stock of the Company, free and clear of (i) any lien, charge, mortgage, pledge, conditional sale agreement or other encumbrance of any kind or nature whatsoever and (ii) any claim as to ownership thereof or any rights, powers or interest therein by any third party, whether legal or beneficial, and whether based on contract, proxy or other document or otherwise.

         3.4  Capitalization.

         (a) The authorized capital stock of the Company consists of 30,000,000 shares of common stock, $.0001 par value per share (defined above as the "Perfection Common Stock"), and 3,000,000 shares of preferred stock, $.001 par value per share (hereinafter referred to as the "Perfection Preferred Stock"). At the date hereof, there are 1,300,000 shares of Perfection Common Stock issued and outstanding, with no shares of Perfection Common Stock held in the Company's treasury and no shares of Perfection Preferred Stock outstanding or held in the Company's treasury. All of the outstanding shares of Perfection Common Stock have been duly authorized and validly issued and are fully-paid and nonassessable.

         (b) There are no warrants, options, calls, commitments or other rights to subscribe for or to purchase from the Company any capital stock of the Company or any securities convertible into or exchangeable for any shares of capital stock the Company, or any other securities or agreement pursuant to which the Company is or may become obligated to issue any shares of its capital stock, nor is there outstanding any commitment, obligation or agreement on the part of the Company to repurchase, redeem or otherwise acquire any of the outstanding shares of Perfection Common Stock.

         (c) There currently are no rights, agreements or commitments of any character obligating the Company, contingently or otherwise, to register any shares of its capital stock under any applicable Federal or state securities laws.

         3.4 Financial Statements. Attached hereto as Exhibit E are true and complete copies of the audited financial statements of the Company as of October 31, 1997, including the Balance Sheet as of October 31, 1997 (hereinafter referred to as the "Perfection Balance Sheet"), the related Statements of Operations, Shareholders' Equity and Cash Flows for the period from April 18, 1997 (inception) through October 31, 1997, and the related Summary of Significant Accounting Policies and Notes to Financial Statements, reported upon by Cordovano and Harvey, P.C. (formerly Cordovano and Company, P.C.), certified public accountants. Such financial statements (and the notes related thereto) are herein sometimes collectively referred to as the "Perfection Financial Statements." The Perfection Financial Statements (i) are derived from the books and records of the Company, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of the Company,
(ii) fairly and accurately present the financial condition of the Company on the respective dates of such statements and the results of its operations for the periods indicated, except as may be disclosed in the notes thereto, and (iii) have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise disclosed in the notes thereto).

         3.5 Subsidiaries. The Company has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever.

         3.6 Absence of Undisclosed Liabilities. Except as and to the extent reflected or reserved against in the Perfection Balance Sheet, the Company has no liability(s) or obligation(s) (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on its business, assets, properties, condition (financial or otherwise) or prospects.

         3.7 Absence of Certain Developments. Except as described on Exhibit F attached hereto and incorporated herein by this reference, since the date of the Perfection Balance Sheet, there has been (i) no materially adverse change in the condition (financial or otherwise) of the Company or in the assets, liabilities, properties, business, operations or prospects of the Company; (ii) no declaration, setting aside or payment of any dividend or other distribution with respect to the Perfection Common Stock or redemption, purchase or other acquisition of any Perfection Common Stock or any split-up or other recapitalization relative to any Perfection Common Stock or any action authorizing or obligating the Company to do any of the foregoing; (iii) no loss, destruction or damage to any material property or asset of the Company, whether or not insured; (iv) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by the Company otherwise than for fair value and in the ordinary course of business; (v) no discharge or satisfaction by the Company of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the Perfection Balance Sheet, or current liabilities incurred since the date thereof in the ordinary course of business; (vi) no sale, assignment or transfer by the Company of any of the tangible or intangible assets of the
Company, cancellation by the Company of any debts, claims or obligations, mortgage, pledge or satisfaction by the Company of any assets to any lien, charge, security interest or other encumbrance or waiver by the Company of any rights of value which, in any such case, is material to the business of the Company (whether or not in the ordinary course of business); (vii) no payment of any bonus to or change in the compensation of any director, officer or employee of the Company, whether directly or by means of any bonus, pension plan, contract or commitment; (viii) no write-off or material reduction in the carrying value of any asset which is material to the business of the Company;
(ix) no disposition or lapse of rights as to any intangible property which is material to the business of the Company; (x) except for ordinary travel advances, no loans or extensions of credit to shareholders, officers, directors or employees of the Company; (xi) no entry into any commitment or transaction by the Company (including, without limitation, any borrowing or capital expenditure) involving an amount in excess of $1,000.00; (xii) no issuance of any capital stock, or of any other security convertible into any of the capital stock, of the Company; and (xiii) no agreement to do any of the things described in this Section 3.7.

         3.8 Tangible Personal Property. Exhibit F sets forth a complete list of all items of tangible personal property owned and used by the Company in the current conduct of its business where the original cost was in excess of $1,000.00. The Company has and at the Closing will have, good and marketable title to, and be in possession of, all such items of personal property owned by the Company, free and clear of all title defects, mortgages, pledges, security interests, conditional sales agreements, liens, restrictions or encumbrances whatsoever.

         3.9 Tax Matters. The Company has, since its inception, duly filed all Federal, state, county and local tax returns required to have been filed by it in those jurisdictions where the nature or conduct of its business requires such filing and where the failure to so file would be materially adverse to the Company. Copies of all such tax returns have been furnished to the Purchaser prior to the execution hereof. All Federal, state, county and local taxes, including but not limited to those taxes due with respect to the Company's property, income, gross receipts, excise, occupation, franchise, permit, licenses, sales, payroll and inventory due and payable as of the Closing by the Company have been paid. No amount is required to be reflected in the Perfection Balance Sheet as a liability or reserve for taxes which are due but not yet payable and, to the best knowledge of the Company and the Guarantors, the Company has no accrued and unpaid taxes of the types referred to hereinabove.

         3.10 Contracts and Commitments. The Company has no contract, agreement, obligation or commitment, written or verbal, express or implied, which involves a commitment or liability in excess of $1,000.00 or for a term of more than six months, and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases or bonus, health or stock option plans, except as described on Exhibit F. True and complete copies of all such contracts and other agreements listed on Exhibit F have been made available to the Purchaser prior to the execution hereof. The Guarantors have no knowledge of any circumstances which would affect the validity or enforceability of any of such contracts and other agreements in accordance with their respective terms. The Company has performed and complied in all material respects with all obligations required to be performed by it to date under, and is not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein shall not in any manner be affected by the execution and delivery of this Agreement without any further action.

         3.11 Patents, Trade Secrets and Customer Lists. The Company has no patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of the Company except as set forth on Exhibit F hereto, nor does any present or former officer, director or employee of the Company own any patent rights relating to any products manufactured, rented or sold by the Company. Except as disclosed on Exhibit F, the Company has the unrestricted right to use, free and clear of any claims or rights of others, all trade secrets, customer lists and manufacturing and secret processes reasonably necessary to the manufacture and marketing of all products made or proposed to be made by the Company, and the continued use thereof after the Closing by the Company will not conflict with, infringe upon or otherwise violate any rights of others. Except as set forth on Exhibit F, the Company has not used and is not making use of any confidential information or trade secrets of any present or past employee of the Company.

         3.12 No Pending Material Litigation or Proceedings. Except as disclosed on Exhibit F, there are no actions, suits or proceedings pending, threatened against or affecting the Company (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers or directors of the Company in connection with the business, operations or affairs of the Company, which might result in any adverse change in the business, properties or assets, or in the condition (financial or otherwise) of the Company, or which might prevent the sale of the Perfection Common Stock pursuant to this Agreement. The Company has not, since its inception on April 18, 1997, been threatened with any action, suit, proceeding or claim (including actions, suits, proceedings or claims where its liabilities may be adequately covered by insurance) for personal injuries allegedly attributable to products sold or services performed by the Company asserting a particular defect or hazardous property in any of the Company's respective products, services or business practices or methods, nor has the Company been a party to or threatened with proceedings brought by or before any Federal or state agency; and the Company has no knowledge of any defect or hazardous property claimed or actual in any such product, service or business practice or method. The Company is not subject to any voluntary or involuntary proceeding under the United
States Bankruptcy Code and has not made an assignment for the benefit of creditors.

         3.13 Arrangements with Personnel. Except as set forth on Exhibit F hereto, no stockholder, director, officer or employee of the Company is a party to any transaction with the Company, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to or otherwise requiring loans or payments to, any such stockholder, director, officer or employee, or to any member of the family of any of the foregoing, or to any corporation, partnership, trust or other entity in which any stockholder, director, officer or employee of the Company or any member of the family of any of them has a substantial interest or is an officer, director, trustee, partner or employee. There is set forth on Exhibit F a list showing (i) the name, title, date and amount of last compensation increase, and aggregate compensation, including amounts paid or accrued pursuant to any bonus, pension, profit sharing, commission, deferred compensation or other plans or arrangements in effect as of the date of this Agreement, of each officer, employee, agent or contractor of the Company who received salary and/or other compensation from the Company, as well as any employment agreements relating to any such persons; (ii) all powers of attorney from the Company to any person or entity; (iii) the name of each person or entity authorized to borrow money or incur or guarantee indebtedness on behalf of the Company; (iv) all safes, vaults and safe deposit boxes maintained by or on behalf of the Company and the names of all persons authorized to have access thereto; and (v) all bank and savings accounts of the Company and the names of all persons who are authorized signatories with respect to such accounts, the capacities in which they are authorized and the terms of their authorizations.

         3.14 Labor Relations. The Company has no obligations under any collective bargaining agreement or other contract with a labor union, under any employment contract or consulting agreement or under any executive's compensation plan, agreement or arrangement, nor is any union or labor organization presently seeking the right to enter into collective bargaining with the Company. The Company has furnished to the Purchaser a copy of all written personnel policies, including without limitation vacation, severance, bonus, pension, profit sharing and commissions policies.

         3.15 Compliance with Laws. To the best knowledge of the Company and the Guarantors, the Company holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business as presently conducted, and has complied with all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over it, with respect to any part of the conduct of its business and corporate affairs.

         3.16 Relationships with Customers and Suppliers. No present customer or substantial supplier to the Company has indicated an intention to terminate or materially and adversely alter its existing business relationship with the Company and the Company has no reason to believe that any of its present customers or substantial suppliers intends to do so.

         3.17 Brokerage. Neither the Company nor the Guarantors have any obligation to any person or entity for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement, and the Guarantors, jointly and severally, shall indemnify and hold the Purchaser and the Company harmless against any liability or expenses arising out of any such claim asserted against either the Purchaser or the Company by any party except Summit Financial Relations, Inc., and Columbine Financial Solutions, Inc., to which companies the Purchaser has agreed to pay finders' fees aggregating the sum of $50,000 as provided in
Section 4.19 below.

         3.18 Investment  Representation.  The Company,  through the Guarantors, has the knowledge and experience in business and financial matters to meaningfully evaluate the merits and risks of the issuance and sale of the Shares of Perfection Common Stock in exchange and consideration for the Vertica Common Shares as contemplated hereby. The Company shall conduct an independent review of the business, assets, properties, books and records of Vertica for the purpose of satisfying itself as to the truth, accuracy and completeness of the representations and warranties made by the Purchaser. The Company understands and acknowledges that the Vertica Common Shares were originally issued to the Purchaser and will be sold and transferred to the Company in the transactions contemplated hereby without registration or qualification or other filings being made under the U.S. Securities Act of 1933, as amended, or any applicable state securities or "Blue Sky" law, in reliance upon specific exemptions therefrom, and in furtherance thereof the Company represents that the Vertica Common Shares will be taken and received by the Company for its account for investment, with no present intention of a distribution or disposition thereof to others. The Company further acknowledges and agrees that the certificates representing the Vertica Common Shares transferred to the Company shall be subject to a stop-transfer order and shall bear a restrictive legend, in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE "RESTRICTED SECURITIES," AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS NOT REQUIRED TO BE REGISTERED UNDER THE ACT."

         3.19 Disclosure. Neither this Agreement, nor any certificate, exhibit or other written document or statement, furnished to the Purchaser by the Company or the Guarantors in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.


                                    ARTICLE 4
           REPRESENTATIONS AND WARRANTIES OF VERTICA AND THE PURCHASER

         Vertica and the Purchaser hereby jointly and severally represent and warrant to the Company, the Guarantors and each of them as follows (it being acknowledged that the Company and the Guarantors are entering into this Agreement in material reliance upon each of the following representations and warranties, and that the truth and accuracy of each of which constitutes a condition precedent to the obligations of the Company and the Guarantors hereunder):

         4.1 Authorization.

                  (a) Vertica has full power, legal capacity and authority to enter into this Agreement and all attendant documents and instruments necessary to consummate the transactions herein contemplated; and to perform all of the obligations to be performed by Vertica hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith by Vertica have been effectively authorized by all necessary action, corporate or otherwise, on the part of Vertica, which authorizations remain in full force and effect and have been duly executed and delivered by Vertica and/or the Purchaser, and no other corporate proceedings on the part of Vertica are required to authorize the execution and delivery of this Agreement, such other agreements, documents and instruments and the transactions contemplated hereby. This Agreement and such other agreements, documents and instruments have been duly executed and delivered by Vertica and the Purchaser; constitute the legal, valid and binding obligation of Vertica and the Purchaser; and are enforceable with respect to Vertica and the Purchaser in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, the consummation by Vertica of any of the transactions contemplated hereby nor the compliance by Vertica with any of the provisions hereof will (i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of Vertica's charter documents) to which Vertica is a party or by which Vertica or any of the assets or properties of Vertica may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to Vertica or any of the assets or properties of Vertica. To the best knowledge of Vertica and the Purchaser, no authorization, consent or approval of any public body or authority is necessary for the consummation by Vertica of the transactions contemplated by this Agreement.

                  (b) The Purchaser has full power, legal capacity and authority to enter into this Agreement and all attendant documents and instruments necessary to consummate the transactions herein contemplated; to sell, assign, transfer, convey and deliver the Vertica Common Shares to the Company; to pay the total sum of $25,000 in cash to the Gurarantors for the purchase, acquisition and receipt of a total of 480,000 restricted shares of Perfection Common Stock owned of record and beneficially by the Guarantors; and to perform all of the obligations to be performed by them hereunder. All agreements, documents and instruments to be executed in connection herewith by Vertica have been effectively authorized by all necessary action, corporate or otherwise, on the part of Vertica, which authorizations remain in full force and effect and have been duly executed and delivered by Vertica, and no other corporate proceedings on the part of Vertica are required to authorize the execution and delivery of such agreements, documents and instruments. This Agreement has been duly executed and delivered by the Purchaser, constitutes the legal, valid and binding obligation of the Purchaser and is enforceable with respect to the Purchaser in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement nor the consummation by the Purchaser and Vertica of any of the transactions contemplated hereby, or compliance by the Purchaser and Vertica with any of the provisions hereof, will
(i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of Vertica's charter documents) to which either the Purchaser or Vertica are parties or by which either the Purchaser or Vertica or any of the assets or properties of either the Purchaser or Vertica may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to either the Purchaser or Vertica or any of the assets or properties of either the Purchaser or Vertica. To the best knowledge of the Purchaser and Vertica, no authorization, consent or approval of any public body or authority is necessary for the consummation by the Purchaser and Vertica of the transactions contemplated by this Agreement.

         4.2 Ownership of Vertica. The Purchaser owns 4,930,000 Vertica Common Shares, constituting all of the issued and outstanding shares of capital stock of Vertica, free and clear of (i) any lien, charge, mortgage, pledge, conditional sale agreement or other encumbrance of any kind or nature whatsoever and (ii) any claim as to ownership thereof or any rights, powers or interest therein by any third party, whether legal or beneficial, and whether based on contract, proxy or other document or otherwise. All of the Vertica Common Shares have been duly authorized and validly issued and are fully-paid and nonassessable. Except as set forth in this Section 4.2, there are no warrants, options, calls, commitments or other rights to subscribe for or to purchase from Vertica any capital stock of Vertica or any securities convertible into or exchangeable for any shares of capital stock of Vertica, or any other securities or agreement pursuant to which Vertica is or may become obligated to issue any shares of its capital stock, nor is there outstanding any commitment, obligation or agreement on the part of Vertica to repurchase, redeem or otherwise acquire any of the outstanding shares of Vertica.

         4.3 Organization and Corporate Power. Vertica is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon Vertica. Vertica has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the properties which it now owns and leases. The Articles of Incorporation of Vertica, as amended to date, certified by the Secretary of State of California, and the Bylaws of Vertica, as amended to date, certified by the President and the Secretary of Vertica, which have been delivered to the Company prior to the execution hereof, are true and complete copies thereof as in effect as of the date of this Agreement.

         4.4 Financial Statements. Attached hereto as Exhibit G is a true and complete copy of the unaudited balance sheet of Vertica as of August 10, 1998 (the "Vertica Balance Sheet"), the related unaudited statement of profit or loss for the period then ended and the related notes thereto, which have been certified to by the chief executive officer and the chief financial officer of Vertica. Such financial statements (and the notes related thereto) are herein sometimes collectively referred to as the "Vertica Financial Statements." The Vertica Financial Statements (i) are derived from the books and records of Vertica, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of Vertica, (ii) fairly and accurately present the financial condition of Vertica on the respective dates of such statements and the results of its operations for the periods indicated, except as may be disclosed in the notes thereto, and (iii) have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise disclosed in the notes thereto).

         4.5 Subsidiaries. Verttica has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever.

         4.6 Absence of Undisclosed Liabilities. Except as and to the extent reflected or reserved against in the Vertica Balance Sheet, and as to matters arising in the ordinary course of the business of Vertica since the date of the Vertica Balance Sheet which are disclosed on Exhibit G hereto, Vertica has no liability(s) or obligation(s) (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, properties, condition (financial or otherwise) or prospects of Vertica.

         4.7 Absence of Certain Developments. Except as described on Exhibit G, since the date of the Vertica Balance Sheet, there has been (i) no materially adverse change in the condition (financial or otherwise) of Vertica or in the assets, liabilities, properties, business, operations or prospects of either corporation; (ii) no declaration, setting aside or payment of any dividend or other distribution with respect to the Vertica Common Shares or redemption, purchase or other acquisition of any Vertica Common Shares or any split-up or other recapitalization relative to any Vertica Common Shares or any action authorizing or obligating Vertica to do any of the foregoing; (iii) no loss, destruction or damage to any material property or asset of Vertica, whether or not insured; (iv) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by Vertica otherwise than for fair value and in the ordinary course of business; (v) no discharge or satisfaction by Vertica of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the Vertica Balance Sheet, or current liabilities incurred since the date thereof in the ordinary course of business; (vi) no sale, assignment or transfer by Vertica of any of the tangible or intangible assets of either corporation, cancellation by Vertica of any debts, claims or obligations, or mortgage, pledge, satisfaction of any assets to any lien, charge, security interest or other encumbrance or waiver by Vertica of any rights of value which, in any such case, is material to the business of Vertica (whether or not in the ordinary course of business); (vii) no payment of any bonus to or change in the compensation of any director, officer or employee of Vertica, whether directly or by means of any bonus, pension plan, contract or commitment and no change in employee compensation, whether directly or by means of any bonus, pension plan, contract or commitment; (viii) no write-off or material reduction in the carrying value of any asset which is material to the business of Vertica; (ix) no disposition or lapse of rights as to any intangible property which is material to the business of Vertica; (x) except for ordinary travel advances, no loans or extensions of credit to shareholders, officers, directors or employees of Vertica; (xi) no entry into any commitment or transaction by Vertica (including, without limitation, any borrowing or capital expenditure) involving an amount in excess of $5,000.00; (xii) no issuance of any capital stock, or of any other security convertible into any of the capital stock, of Vertica; or
(xiii) any agreement to do any of the things described in this Section 4.7.

         4.8 Real Property. Exhibit G attached hereto contains a complete and accurate legal description of each parcel of real property owned by, leased to and/or occupied by Vertica, and Vertica neither owns, leases nor occupies any other real property. The buildings and all fixtures and improvements located on such real property are in good operating condition, ordinary wear and tear excepted. Vertica is not in violation of any zoning, building or safety ordinance, regulation or requirement or other law or regulation applicable to the operation of owned or leased properties, and Vertica has not received any notice of violation with which it has not complied. Vertica has, and on the Closing Date will have, good and marketable title to all such real property owned by Vertica, free and clear of all liens, mortgages, encumbrances, easements, leases, restrictions and claims of any kin whatsoever except for (i) those matters shown on Exhibit G, (ii) liens for taxes for the current year and tax assessments not yet due and payable and (iii) mechanics' or similar liens for materials or services furnished or to be furnished after the date hereof. All leases of real property to which Vertica is a party and which are material to the business of Vertica are fully effective in accordance with their respective terms and afford Vertica peaceful and undisturbed possession of the subject matter of the lease, and there exists no default on the part of Vertica or termination thereof, except as may be set forth on Exhibit G.

         4.9 Tangible Personal Property. Exhibit G sets forth a complete list of all items of tangible personal property owned or leased and used by Vertica in the current conduct of its business where the original cost was in excess of $5,000.00. Except as set forth on Exhibit G, Vertica has, and at the Closing will have, good and marketable title to, and be in possession of, all such items of personal property owned by it, free and clear of all title defects, mortgages, pledges, security interests, conditional sales agreements, liens, restrictions or encumbrances whatsoever. Included on Exhibit G is a list of all outstanding equipment leases and maintenance agreements to which Vertica is a party as lessee and which individually provide for future lease payments in excess of $5,000.00, with the identities of the other parties to all such leases and agreements shown thereon. All leases of tangible personal property to which Vertica is a party and which are material to the business of Vertica are fully effective in accordance with their respective terms, and there exists no default on the part of Vertica or termination thereof, except as may be set forth on Exhibit G. Each item of capital equipment which is used in the current conduct of Vertica's business is, and on the Closing Date will be, in good operating and usable condition and repair, ordinary wear and tear excepted, and is and will be suitable for use in the ordinary course of Vertica's business and fit for its intended purposes, except as may be set forth on Exhibit G.

         4.10 Tax Matters. Vertica has, since its inception, duly filed all Federal, state, county and local tax returns required to have been filed by it in those jurisdictions where the nature or conduct of its business requires such filing and where the failure to so file would be materially adverse to Vertica. Copies of all such tax returns have been furnished to the Company prior to the execution hereof. All Federal, state, county and local taxes, including but not limited to those taxes due with respect to Vertica's properties, income, gross receipts, excise, occupation, franchise, permit, licenses, sales, payroll and inventory due and payable as of the Closing by Vertica have been paid. No amount is required to be reflected in the Vertica Balance Sheet as a liability or reserve for taxes which are due but not yet payable are sufficient for the payment of all accrued and unpaid taxes of the types referred to hereinabove.

         4.11 Contracts and Commitments. Vertica has no contract, agreement, obligation or commitment, written or verbal, express or implied, which involves a commitment or liability in excess of $5,000.00 or for a term of more than six months, and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases or bonus, health or stock option plans, except as described on Exhibit G. True and complete copies of all such contracts and other agreements listed on Exhibit G have been made available to the Company prior to the execution hereof. Neither Vertica nor the Purchaser has any knowledge of any circumstances which would affect the validity or enforceability of any of such contracts and other agreements in accordance with their respective terms. Vertica and the Purchaser have performed and complied in all material respects with all obligations required to be performed by them to date under, and are not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein shall not in any manner be affected by the execution and delivery of this Agreement without any further action.

         4.12 Patents, Trade Secrets and Customer Lists. Vertica does not have any patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of Vertica except as set forth on Exhibit G hereto, nor does any present or former officer, director or employee of Vertica own any patent rights relating to any products manufactured, rented or sold by Vertica. Except as disclosed on Exhibit G, Vertica has the unrestricted right to use, free and clear of any claims or rights of others, all trade secrets, customer lists and manufacturing and secret processes reasonably necessary to the manufacture and marketing of all products made or proposed to be made by Vertica, and the continued use thereof after the Closing by Vertica and will not conflict with, infringe upon or otherwise violate any rights of others. Except as set forth on Exhibit G, Vertica has not used and is not making use of any confidential information or trade secrets of any present or past employee of Vertica.

         4.13 No Pending Material Litigation or Proceedings. Except as disclosed on Exhibit G, there are no actions, suits or proceedings pending or threatened against or affecting Vertica (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers or directors of Vertica in connection with the business, operations or affairs of Vertica, which might result in any adverse change in the business, properties or assets, or in the condition (financial or otherwise) of Vertica, or which might prevent the sale of the Vertica Common Shares pursuant to this Agreement. Except as disclosed on Exhibit G, Vertica has not, during the three (3) years prior to the Closing Date, been threatened with any action, suit, proceeding or claim (including actions, suits, proceedings or claims where its liabilities may be adequately covered by insurance) for personal injuries allegedly attributable to products sold or services performed by Vertica asserting a particular defect or hazardous property in any of Vertica's respective products, services or business practices or methods, nor has Vertica been a party to or threatened with proceedings brought by or before any Federal or state agency; and the Company has no knowledge of any defect or hazardous property claimed or actual in any such product, service or business practice or method. Vertica is not subject to any voluntary or involuntary proceeding under the United States Bankruptcy Code and has not made an assignment for the benefit of creditors.

         4.14 Insurance. Vertica maintains insurance with reputable insurance companies on such of Vertica's equipment, tools, machinery, inventory and properties as are usually insured by companies similarly situated and to the extent customarily insured, and maintain products and personal liability insurance, workers' compensation insurance and such other insurance against hazards, risks and liability to persons and property as is customary for companies similarly situated. A true and complete listing and general description of each of Vertica's insurance policies as currently in force is set forth on Exhibit G hereto. All such insurance policies are, and at the Closing shall be, in full force and effect.

         4.15 Arrangements with Personnel. Except as set forth on Exhibit G hereto, no stockholder, director, officer or employee is presently a party to any transaction with Vertica, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to, or otherwise requiring loans or payments to, any such stockholder, director, officer or employee, or to any member of the family of any of the foregoing, or to any corporation, partnership, trust or other entity in which any stockholder, director, officer or employee or any member of the family of any of them has a substantial interest or is an officer, director, trustee, partner or employee. There is set forth on Exhibit G a list showing (i) the name, title, date and amount of last compensation increase, and aggregate compensation, including amounts paid or accrued pursuant to any bonus, pension, profit sharing, commission, deferred compensation or other plans or arrangements in effect as of the date of this Agreement, of each officer, employee, agent or contractor of Vertica whose salary and other compensation, in the aggregate, received from Vertica or accrued is at an annual rate (or aggregated for the most recently completed fiscal year) in excess of $1,000.00, as well as any employment agreements relating to any such persons; (ii) all powers of attorney from Vertica to any person or entity; (iii) the name of each person or entity authorized to borrow money or incur or guarantee indebtedness on behalf of Vertica; (iv) all safes, vaults and safe deposit boxes maintained by or on behalf of Vertica and the names of all persons authorized to have access thereto; and (v) all bank and savings accounts of Vertica and the names of all persons who are authorized signatories with respect to such accounts, the capacities in which they are authorized and the terms of their authorizations.

         4.16 Labor Relations. Vertica has no obligations under any collective bargaining agreement or other contract with a labor union, under any employment contract or consulting agreement or under any executive's compensation plan, agreement or arrangement, nor is any union, labor organization or group of employees of Vertica presently seeking the right to enter into collective bargaining with Vertica on behalf of any of the employees of either corporation, except as set forth on Exhibit G. Vertica has furnished to the Company a copy of all written personnel policies, including without limitation vacation, severance, bonus, pension, profit sharing and commissions policies, applicable to any of Vertica's employees.

         4.17 Compliance with Laws. To the best knowledge of Vertica and the Purchaser, Vertica holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business as presently conducted, and has complied with all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over said corporations, with respect to any part of the conduct of its businesses and corporate affairs.

         4.18 Relationships with Customers and Suppliers. No present customer or substantial supplier to Vertica has indicated an intention to terminate or materially and adversely alter its existing business relationship with Vertica, and the Purchaser has no reason to believe that any of Vertica's present customers or substantial suppliers intends to do so.

         4.19 Brokerage. At the Closing, the Purchaser agrees to pay to each of Summit Financial Relations, Inc., and Columbine Financial Solutions, Inc., the amount of $25,000 (an aggregate of $50,000), as finders' fees in connection with the transactions contemplated by this Agreement, and, except as aforesaid, neither the Purchaser nor Vertica has any obligation to any person or entity for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement. The Purchaser shall indemnify and hold the Guarantors, or either of them, harmless against any liability or expenses arising out of any such claim asserted against the Guarantors, or either of them, by any party.

         4.20 Investment Representation. The Purchaser and Vertica, through the Purchaser, have the knowledge and experience in business and financial matters to meaningfully evaluate the merits and risks of the purchase and acquisition of the Shares of Perfection Common Stock in exchange and consideration for the issuance and sale of the Vertica Common Shares as contemplated hereby. Further, the Purchaser has the knowledge and experience in business and financial matters to meaningfully evaluate the merits and risks of the purchase and acquisition of 480,000 restricted shares of Perfection Common Stock owned of record and beneficially by the Guarantors in consideration for the payment therefor of cash in the total amount of $25,000. The Purchaser and Vertica shall conduct an independent review of the business, assets, properties, books and records of the Company for the purpose of satisfying themselves as to the truth, accuracy and completeness of the representations and warranties made by the Company and the Guarantors. The Purchaser understands and acknowledges that the Perfection Common Stock to be issued, sold, assigned, transferred, conveyed and/or delivered to him in the transactions contemplated hereby will be issued, sold, assigned, transferred, conveyed and/or delivered by the Company and the Guarantors without registration or qualification or other filings being made under the U.S. Securities Act of 1933, as amended, or any applicable state securities or "Blue Sky" law, in reliance upon specific exemptions therefrom, and in furtherance thereof the Purchaser represents that the shares of Perfection Common Stock will be taken and received by him for his own account for investment, with no present intention of a distribution or disposition thereof to others. The Purchaser further acknowledges and agrees that the certificate(s) representing the shares of Perfection Common Stock issued and sold to him shall be subject to a stop-transfer order and shall bear a restrictive legend, in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE "RESTRICTED SECURITIES," AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY

         TO THE COMPANY, IS NOT REQUIRED TO BE REGISTERED UNDER THE ACT."

         4.21 Disclosure. Neither this Agreement, nor any certificate, exhibit or other written document or statement, furnished to the Company or the Guarantors by the Purchaser or Vertica in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.


                                    ARTICLE 5
     OBLIGATIONS OF THE COMPANY AND THE GUARANTORS PRIOR TO CLOSING

         The Company and the Guarantors hereby jointly and severally covenant to and agree with Vertica and the Purchaser that between the date hereof and the
Closing:

         5.1 Access to Properties and Records.

         (a) The Guarantors shall cause the Company to give to Vertica, the Purchaser and their authorized representatives full access, during reasonable business hours, in such a manner as not unduly to disrupt normal business activities, to any and all of the premises, properties, contracts, books, records and affairs of the Company, and will cause the officers of the Company to furnish any and all data and information pertaining to the business of the Company that Vertica, the Purchaser and their authorized representatives may from time to time reasonably require.

         (b) Unless and until the transactions contemplated by this Agreement have been consummated, the Purchaser, Vertica and their representatives shall hold in confidence all information so obtained and if the transactions contemplated hereby are not consummated will return all documents hereinabove referred to and obtained from the Company or its officers. Such obligation of confidentiality shall not extend to any information which is shown to have been previously (i) known to the Purchaser or Vertica; (ii) generally known to others engaged in the trade or business of the Company; (iii) part of public knowledge or literature; or (iv) lawfully received by the Purchaser, Vertica or their authorized representatives from a third party.

         5.2 Corporate Existence, Rights and Franchises. The Guarantors shall take all necessary actions to cause the Company to maintain in full force and effect the corporate existence, rights, franchises and good standing of the Company. No change shall be made in the Articles of Incorporation, as amended, or Bylaws of the Company.

         5.3 Conduct of Business in the Ordinary Course. The Guarantors shall not permit to be done any act which would result in the breach of any of the covenants of the Company or the Guarantors contained herein or which would cause the representations and warranties of the Company and the Guarantors contained herein to become untrue or inaccurate as of any date subsequent to the date hereof. Without limiting the generality of the foregoing, the Guarantors shall take all necessary actions to cause the Company to (i) operate its business diligently in the ordinary course of business as an ongoing concern and will use their best efforts to preserve intact the Company's organization and operations at current levels, to retain the services of the Company's present employees and to preserve the Company's relationships with its suppliers and customers and others having business relationships with the Company; (ii) maintain in good operating condition, ordinary wear and tear excepted, all of the Company's assets and properties which are in such condition as of the date hereof; (iii) maintain the books, accounts and records of the Company in the usual, regular and ordinary manner on a basis consistent with past practice in recent periods;
(iv) refrain from entering into any contract, agreement, sales order, lease, capital expenditure or other commitment of a value in excess of $1,000.00 (other than purchases of raw materials and sales of inventory in the ordinary course of business), or from modifying, amending, canceling or terminating any of such contracts, agreements, leases or other commitments presently in force, except as expressly contemplated by this Agreement, without the prior approval of Vertica and the Purchaser (which approval shall not be unreasonably withheld and which may be verbal to be followed by written confirmation); (v) refrain from paying any bonus to any employee, officer or director and from declaring or paying any dividend, or making any other distribution in respect of, or from redeeming, the Perfection Common Stock; and (vi) refrain from issuing any capital stock of the Company or any other securities convertible into such capital stock.


                                    ARTICLE 6
       OBLIGATIONS OF VERTICA AND THE PURCHASER PRIOR TO CLOSING

         Vertica and the Purchaser hereby jointly and severally covenant to and agree with the Company and the Guarantors that between the date hereof and the
Closing:

         6.1      Access to Properties and Records.

         (a) The Purchaser shall cause Vertica to give to the Company, the Guarantors and their authorized representatives full access, during reasonable business hours, in such a manner as not unduly to disrupt normal business activities, to any and all of the premises, properties, contracts, books, records and affairs of Vertica, and will cause the officers of Vertica to furnish any and all data and information pertaining to the business of Vertica that the Company, the Guarantors and their authorized representatives may from time to time reasonably require.

         (b) Unless and until the transactions contemplated by this Agreement have been consummated, the Company, the Guarantors and their representatives shall hold in confidence all information so obtained and if the transactions contemplated hereby are not consummated will return all documents hereinabove referred to and obtained from Vertica or the officers of Vertica. Such obligation of confidentiality shall not extend to any information which is shown to have been previously (i) known to the Company or the Guarantors; (ii) generally known to others engaged in the trade or business of Vertica; (iii) part of public knowledge or literature; or (iv) lawfully received by the Company, the Guarantors or their authorized representatives from a third party.

         6.2 Corporate Existence, Rights and Franchises. The Purchaser shall take all necessary actions to cause Vertica to maintain in full force and effect the corporate existence, rights, franchises and good standing of Vertica. No change shall be made in the Articles of Incorporation, as amended, or Bylaws, as amended, of Vertica.

         6.3 Insurance. The Purchaser shall take all necessary actions to cause Vertica to maintain in force all of its existing insurance policies, subject only to variations in amounts required by the ordinary operation of Vertica's business.

         6.4 Conduct of Business in the Ordinary Course. The Purchaser shall not permit to be done any act which would result in the breach of any of the covenants of the Purchaser or Vertica contained herein or which would cause the representations and warranties of the Purchaser or Vertica contained herein to become untrue or inaccurate as of any date subsequent to the date hereof. Without limiting the generality of the foregoing, the Purchaser shall take all necessary actions to cause Vertica to (i) operate its business diligently in the ordinary course of business as an ongoing concern and will use his best efforts to preserve intact Vertica's organization and operations at current levels, to retain the services of Vertica's present employees and to preserve Vertica's relationships with its suppliers and customers and others having business relationships with Vertica; (ii) maintain in good operating condition, ordinary wear and tear excepted, all of Vertica's assets and properties which are in such condition as of the date hereof; (iii) maintain the books, accounts and records of Vertica in the usual, regular and ordinary manner on a basis consistent with past practice in recent periods; (iv) refrain from entering into any contract, agreement, sales order, lease, capital expenditure or other commitment of a value in excess of $5,000.00 (other than purchases of raw materials and sales of inventory in the ordinary course of business), or from modifying, amending, canceling or terminating any of such contracts, agreements, leases or other commitments presently in force, except as expressly contemplated by this Agreement, without the prior approval of the Company and the Guarantors (which approval shall not be unreasonably withheld and which may be verbal to be followed by written confirmation); (v) refrain from paying any bonus to any employee, officer or director and from declaring or paying any dividend, or making any other distribution in respect of, or from redeeming, the Vertica Common Shares; and (vi) refrain from issuing any capital stock of Vertica or any other securities convertible into such capital stock.

         6.5 Consent of the California Commissioner of Corporations. Vertica and the Purchaser shall execute such documents and take such further actions as in the opinion of counsel to the Purchaser shall be reasonably necessary to obtain the consent of the California Commissioner of Corporations to the transfer of the Vertica Common Shares from the Purchaser to the Company.

                                    ARTICLE 7
                  CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

         The respective obligations of the parties hereto to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing, of the following conditions:

         7.1 Regulatory Approvals. There shall have been obtained any and all permits, approvals and qualifications of, and there shall have been made or completed all filings, proceedings and waiting periods required by, any governmental body, agency or regulatory authority which, in the reasonable opinion of counsel to the Company, the Guarantors, Vertica and the Purchaser, are required for the consummation of the transactions contemplated hereby.

         7.2 No Action or Proceeding. No claim, action, suit, investigation or other proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement or the obtaining of material damages or other relief in connection therewith.

         7.3 Obligations of Vertica and the Purchaser. The obligations of Vertica and the Purchaser hereunder to consummate the transactions contemplated by this Agreement are expressly subject to the satisfaction of each of the further conditions set forth below, any or all of which may be waived by Vertica and the Purchaser, jointly and not severally, in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Vertica or the Purchaser of any other condition or of any of their rights or remedies, at law or in equity, if the Company or the Guarantors shall be in default or breach of any of their representations, warranties or covenants under this Agreement:

         (a) Vertica and the Purchaser, severally and not jointly, shall have received copies of resolutions (certified as of the date of the Closing as being in full force and effect by an appropriate officer of the Company) duly adopted by the Board of Directors of the Company adopting and approving this Agreement, which shall be in form and substance reasonably satisfactory to Vertica and the Purchaser and their counsel.

         (b) The Company and the Guarantors shall have performed the agreements and covenants required to be performed by them under this Agreement prior to the Closing, and there shall have been no material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of the Company since the date hereof, and the representations and warranties of the Company and the Guarantors contained herein shall, except as contemplated or permitted by this Agreement or as qualified in a writing dated as of the Closing Date delivered by the Company to Vertica and the Purchaser, with the approval of Vertica and the Purchaser indicated thereon (which writing is to be attached hereto as Exhibit H), be true in all material respects on and as of the Closing Date as if made on and as of such date, and Vertica and the Purchaser, severally and not jointly, shall have received a certificate, dated as of the Closing Date, signed by the chief executive officer and the chief financial officer of the Company, reasonably satisfactory to Vertica and the Purchaser, to such effect.

         (c) Vertica and the Purchaser shall have received a certificate of the Guarantors, reasonably satisfactory to Vertica and the Purchaser, to the effect that the Company and the Guarantors have performed the agreements and covenants required to be performed by them under this Agreement prior to the Closing, that there has been no material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of the Company since the date hereof, and that the representations and warranties of the Company and the Guarantors contained herein continue to be true in all material respects on and as of the Closing Date as if made on and as of such date, except as contemplated or permitted by this Agreement or as qualified in Exhibit H.

         (d) The opinion letter of counsel to the Company substantially in the form attached hereto as Exhibit B.

         (e) The directors of the Company shall have resigned their positions as Company directors effective as of the Closing Date after one or more of said directors has caused the election of the slate of directors proposed by Vertica and the Purchaser.

         7.4 Obligations of the Company and the Guarantors. The obligations of the Company and the Guarantors hereunder to consummate the transactions contemplated by this Agreement are expressly subject to the satisfaction of each of the further conditions set forth below, any or all of which may be waived by the Company and the Guarantors, jointly and not severally, in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Company or the Guarantors of any other condition or of any of their rights or remedies, at law or in equity, if the Purchaser or Vertica shall be in default or breach of any of their representations, warranties or covenants under this Agreement:

         (a) The Company and the Guarantors, severally and not jointly, shall have received copies of resolutions (certified as of the date of the Closing as being in full force and effect by an appropriate officer of the Company) duly adopted by the Board of Directors of Vertica adopting and approving this Agreement, which shall be in form and substance reasonably satisfactory to the Company and the Guarantors and their counsel.

         (b) The Purchaser and Vertica shall have performed the agreements and covenants required to be performed by them under this Agreement prior to the Closing, and there shall have been no material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of Vertica since the date hereof, and the representations and warranties of the Purchaser and Vertica contained herein shall, except as contemplated or permitted by this Agreement or as qualified in a writing dated as of the Closing Date delivered by the Purchaser and Vertica to the Company and the Guarantors, with the approval of the Company and the Guarantors indicated thereon (which writing is to be attached hereto as Exhibit I), be true in all material respects on and as of the Closing Date as if made on and as of such date, and the Company and the Guarantors, severally and not jointly, shall have received a certificate, dated as of the Closing Date, signed by the chief executive officer and the chief financial officer of Vertica and by the Purchaser, reasonably satisfactory to the Company and the Guarantors, to such effect.

         (c) The Company and the Guarantors, severally and not jointly, shall have received a certificate of Vertica and the Purchaser, reasonably satisfactory to the Company and the Guarantors, to the effect that the Purchaser and Vertica have performed the agreements and covenants required to be performed by them under this Agreement prior to the Closing, that there has been no material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of Vertica since the date hereof, and that the representations and warranties of the Purchaser and Vertica contained herein continue to be true in all material respects on and as of the Closing Date as if made on and as of such date, except as contemplated or permitted by this Agreement or as qualified in Exhibit I.

         (d) The opinion letter of counsel to the Purchaser substantially in the form attached hereto as Exhibit C.


                                    ARTICLE 8
                      ADDITIONAL AGREEMENTS OF THE PARTIES

         8.1  Taxes and Expenses.

         (a) Except as otherwise expressly provided in subsection (b) immediately below, the Company and the Guarantors, on the one hand, and Vertica and the Purchaser, on the other hand, shall each pay all of their own respective taxes, attorneys' fees and other costs and expenses payable in connection with or as a result of the transactions contemplated hereby and the performance and compliance with all agreements and conditions contained in this Agreement respectively to be performed or observed by each of them.

         (b) The Company shall pay any and all Colorado and California taxes, if any, which become due on account of the issuance, sale and delivery of the Shares of Perfection Common Stock to the Purchaser.

         8.2  Expiration of Representations and Warranties.

         (a) The representations and warranties of the Company and the Guarantors contained herein and in any other document or instrument delivered by or on behalf of them, as such may be qualified in Exhibit F, shall survive the Closing and any investigations made by or on behalf of Vertica or the Purchaser prior thereto, and shall remain in full force and effect for a period of three
(3) years after the date of Closing (the "Warranty Period") and thereupon expire.

         (b) The representations and warranties of the Purchaser and Vertica contained herein and in any other document or instrument delivered by or on behalf of them, as such may be qualified in Exhibit G, shall survive the Closing and any investigations made by or on behalf of the Company or the Guarantors prior thereto, and shall remain in full force and effect for a period of three
(3) years after the date of Closing (the "Purchaser' Warranty Period") and thereupon expire.

         8.3 Indemnification.

         (a) The Guarantors, jointly and severally, hereby agree to indemnify and hold the Purchaser harmless with respect to any and all claims, losses, damages, obligations, liabilities and expenses, including, without limitation, reasonable legal and other costs and expenses of investigating and defending any actions or threatened actions, which the Purchaser may incur or suffer following the Closing by reason of any breach of any of the representations and warranties of the Company or the Guarantors contained herein, during the Warranty Period following the Closing during which any such representation and warranty shall survive as provided herein, provided that the Purchaser complies with the following indemnification procedure:

         (i) The Purchaser shall give written notice to the Guarantors of a claim for indemnification within the Warranty Period; which notice shall set forth the amount involved in the claim for indemnification and contain a reasonably thorough description of the facts constituting the basis of such claim.

         (ii) The Guarantors shall have a period of thirty (30) days from the receipt of the notice referred to above to respond to the indemnity claim to the mutual satisfaction of the Purchaser and the Guarantors.

         (iii) If a third party claim is asserted which might result in a claim for indemnification hereunder, all information within the Purchaser's or the Company's knowledge or control relevant and material to the defense of any such claim shall promptly be made available to the Guarantors and their authorized representatives, and the Purchaser and the Company shall otherwise cooperate with the Guarantors in the defense of the claim. The Purchaser shall not settle or compromise any such claim without the prior written consent of the Guarantors unless suit shall have been instituted against the Purchaser or the Company and the Guarantors shall have failed, after reasonable notice of institution of the suit, to take control of such suit as provided below. If the Guarantors admit in writing that they will be liable to the Purchaser with respect to the full amount and as to all material elements of a third party claim alleging damages, should the third party prevail in such suit, the Guarantors shall have the right to assume full control of the defense of such claim. Otherwise, the Purchaser shall have and retain the right to control the defense of such claim, and the Guarantors shall be entitled to participate in the defense of such claim only with the consent of the Purchaser.

         (b) The Purchaser hereby agrees to indemnify and hold the Company and the Guarantors, and each of them, harmless with respect to any and all claims, losses, damages, obligations, liabilities and expenses, including, without limitation, reasonable legal and other costs and expenses of investigating and defending any actions or threatened actions, which the Company, the Guarantors or any of them may incur or suffer following the Closing by reason of any breach of any of the representations and warranties of the Purchaser or Vertica contained herein, during the Purchaser's Warranty Period following the Closing during which any such representation and warranty shall survive as provided herein, provided that the Company and the Guarantors comply with the following indemnification procedure:

         (i) One or more of the Company and the Guarantors shall give written notice to the Purchaser of a claim for indemnification within the Purchaser's Warranty Period; which notice shall set forth the amount involved in the claim for indemnification and contain a reasonably thorough description of the facts constituting the basis of such claim.

                  (ii) The Purchaser shall have a period of thirty (30) days from the receipt of the notice referred to above to respond to the indemnity claim to the mutual satisfaction of the Company, the Guarantors and the Purchaser.

                  (iii) If a third party claim is asserted which might result in a claim for indemnification hereunder, all information within the Company's or the Guarantors' knowledge or control relevant and material to the defense of any such claim shall promptly be made available to the Purchaser and their authorized representatives, and the Company and the Guarantors shall otherwise cooperate with the Purchaser in the defense of the claim. Neither the Company nor the Guarantors shall settle or compromise any such claim without the prior written consent of the Purchaser unless suit shall have been instituted against the Company or the Guarantors and the Purchaser shall have failed, after reasonable notice of institution of the suit, to take control of such suit as provided below. If the Purchaser admit in writing that they will be liable to the Company and the Guarantors with respect to the full amount and as to all material elements of a third party claim alleging damages, should the third party prevail in such suit, the Purchaser shall have the right to assume full control of the defense of such claim. Otherwise, the Guarantors shall have and retain the right to control the defense of such claim, and the Purchaser shall be entitled to participate in the defense of such claim only with the consent of the Guarantors.


                                    ARTICLE 9
                                  MISCELLANEOUS

         9.1 Other Documents. Each of the parties hereto shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of him or it for the implementation and consummation of this Agreement and the transactions herein contemplated.

         9.2 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and the heirs, personal representatives, successors and assigns of all of them, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

         9.3 Governing Law. This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Colorado.

         9.4 Notices. All notices, requests or demands and other communications hereunder must be in writing and shall be deemed to have been duly made if personally delivered or mailed, postage prepaid, to the parties as follows:

         (a)      If to the Company or either of the Guarantors, to:

                  Perfection Development Corporation
                  1422 Delgany Street
                  Denver, Colorado 80202
                  Attention:  Mr. Scott M. Thornock

                  With copies to:

                  Patricia Cudd, Esq.
                  Cudd & Associates

                  1120 Lincoln Street, Suite #1310
                  Denver, Colorado 80203

         (b)      If to Vertica or the Purchaser, to:

                  Vertica Software, Inc.
                  5801 Christie Avenue, Suite #240
                  Emeryville, California  94608
                  Attention:  Mr. Hans Nehme, President

                  With copies to:

                  Thomas C. Armstrong, Esq.
                  Venture Counsel Associates, LLP
                  Lake Merritt Plaza Building
                  1999 Harrison Street, Suite #1300
                  Oakland, California  94612

Any party hereto may change his or its address by written notice to the other parties given in accordance with this Section 9.4.

         9.5 Entire Agreement. This Agreement and the exhibits attached hereto contain the entire agreement between and among the parties and supersede all prior agreements, understandings and writings between or among the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, verbal or otherwise, have been made by any party, or anyone acting with authority on behalf of any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated verbally. This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by all parties hereto.

         9.6 No Equitable Conversion. Prior to the Closing, neither the execution of this Agreement nor the performance of any provision contained herein shall cause any party hereto to be or become liable in any respect for the operations of the business of any other party, or the condition of property owned by any other party, for compliance with any applicable laws, requirements or regulations of, or taxes, assessments or other charges now or hereafter due to, any governmental authority or for any other charges or expenses whatsoever pertaining to the conduct of the business or the ownership, title, possession, use or occupancy of any other party.

         9.7 Headings. The captions and headings used herein are for convenience only and shall not be construed as part of this Agreement.

         9.8 Attorneys' Fees. In the event of any litigation between or among the parties hereto, the non-prevailing party or parties shall pay the reasonable expenses, including but not limited to the attorneys' fees, of the prevailing party or parties in connection therewith.

         9.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

         IN WITNESS THEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.
THE COMPANY:

ATTEST:                                              PERFECTION  DEVELOPMENT   CORPORATION


By:___________________________________               By:_____________________________________
      C. Edward Venerable, Secretary                         Scott M. Thornock, President


THE GUARANTORS:



______________________________________               ________________________________________
      C. Edward Venerable, Individually                      Scott M. Thornock, Individually


THE PURCHASER:


______________________________________
      Hans Nehme, Individually


VERTICA:

ATTEST:                                              VERTICA SOFTWARE, INC.



By: __________________________________               By: ________________________________
                               (Title)                       Hans Nehme, President

                                      -24-